Exhibit 99.1
------------

For Immediate Release
Date:        July 23, 2003
Contact:     Mark D. Bradford, President and Chief Executive Officer,
             Danise C. Alano, Vice President, Marketing Director
             Phone: 800.319.2664
             Fax:  812.331.3445
             WWW:  http://www.monroebank.com


               Monroe Bancorp Reports Second Quarter 2003 Earnings



BLOOMINGTON, Ind. - July 23, 2003 -- Monroe Bancorp, (NASDAQ: MROE), the independent Bloomington-based holding company for Monroe Bank, reported second quarter 2003 diluted earnings of $0.04 per share, a decline of $0.22 when compared to the $0.26 earned during the second quarter of 2002. The earnings for the second quarter of 2003 were impacted by a previously announced $2,300,000 special provision ($1,389,000 after tax) directly related to an analysis of the collateral values and many other factors related to loans outstanding to a certain real estate developer, who recently filed bankruptcy, and to parties affiliated with the developer. Excluding the special provision, diluted earnings per share for the second quarter of 2003 would have been $0.27, a 3.8 percent increase over the second quarter of 2002.

Before the special provision, the Company's net income for the six months ended June 30, 2003 was $3,199,000 or $0.52 per common share, compared to $3,062,000 and $0.50 per common share for the same period in 2002, a 4.5 percent increase in net income. With the special provision, the six-month net income for 2003 is $1,810,000 or $0.30 per common share.

"While disappointed by the need for the special provision, we are pleased with the sustained strong performance of our core business activity during the second quarter," said Mark D. Bradford, President and Chief Executive Officer. "We continue to successfully seek new loan business, grow our investment sales program and other sources of non-interest income, and build upon the momentum gained in our Central Indiana expansion. The special provision was a warranted action, but it is one that has not deterred us from our commitment to our strategic goals."

Fed by the favorable low interest rate environment and the Company's consistent business development efforts, loans for the Company, including loans held for sale of $8,131,000, totaled $414,190,000 on June 30, 2003. The year-over-year growth rate for the Company's loan portfolio, excluding loans held for sale, was
6.9 percent. Nonperforming
assets and 90-day past due loans totaled $8,651,000, or 1.51 percent of total assets at June 30, 2003, compared to $4,296,000 (0.81 percent) at June 30, 2002 and $10,194,000 (1.84 percent) at March 31, 2003.

The Company's mortgage business was strong in the second quarter with income derived from the sale of fixed-rate mortgages into the secondary market increasing 165.5 percent, or $288,000 over the same quarter in 2002. Second quarter 2003 mortgages originated and sold into the secondary market totaled $29,856,000, compared to $14,719,000 for the second quarter of 2002, a 102.8 percent increase.

Non-interest income totaled $2,317,000 for the second quarter of 2003 compared to $1,329,000 in the second quarter of 2002. Included in non-interest income are net realized and unrealized securities gains of $388,000 in the second quarter of 2003 and losses of $146,000 in the second quarter of 2002. Non-interest income, excluding net realized and unrealized securities gains and losses increased $454,000, or 30.8 percent over the quarter ended June 30, 2002. In addition to the sale of fixed rate mortgages, the growth in non-interest income was fueled by a $65,000 (14.7 percent) increase in fee income from trust, brokerage services, and branch-based investment sales. Trust assets under management for the Company reached $177,502,000 at June 30, 2003, growing 28.5 percent since June 30, 2002. In addition, second quarter 2003 deposit-related fee income increased 5.7 percent over the same period in 2002.

Total deposits at June 30, 2003 were $430,336,000 compared to $403,496,000 at June 30, 2002, an increase of 6.7 percent. The Company's total assets at June 30, 2003 were $573,926,000, which was 8.6 percent greater than the total at June 30, 2002.

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with offices in Monroe, Jackson, Lawrence and Hendricks counties. Its wholly owned subsidiary, Monroe Bank, was established in Bloomington, Indiana in 1892, and offers a full range of financial, trust and investment services to its more than 22,000 retail and commercial customers. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Forward-Looking Statements
--------------------------

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company are included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                       Quarters Ending                           Years Ending
                                                 ----------------------------------------------------------  ----------------------
                                                  June 2003   Mar 2003    Dec 2002    Sept 2002   June 2002   Dec 2002    Dec 2001
                                                 ----------------------------------------------------------  ----------------------
                BALANCE SHEET *
-----------------------------------------------------------------------------------------------------------  ----------------------
Cash and Due from Banks                          $   18,565  $   16,057  $   20,526  $   16,705  $   17,575  $   20,526  $   17,276
-----------------------------------------------------------------------------------------------------------  ----------------------
Federal Funds Sold                                   18,200      12,700          --          --       9,200          --          --
-----------------------------------------------------------------------------------------------------------  ----------------------
Securities                                          106,573     104,926     103,779     103,715     102,222     103,779      88,450
-----------------------------------------------------------------------------------------------------------  ----------------------
Total Loans                                         414,190     401,881     391,315     390,364     381,267     391,315     371,800
-----------------------------------------------------------------------------------------------------------  ----------------------
     Loans Held for Sale                              8,131       5,197       7,417       8,276       1,344       7,417       8,032
-----------------------------------------------------------------------------------------------------------  ----------------------
     Commercial & Industrial                         79,405      78,569      78,062      76,431      76,847      78,061      73,724
-----------------------------------------------------------------------------------------------------------  ----------------------
     Real Estate:
-----------------------------------------------------------------------------------------------------------  ----------------------
          Commercial & Residential                  255,123     249,253     238,013     236,212     235,721     238,013     225,931
-----------------------------------------------------------------------------------------------------------  ----------------------
          Construction & Vacant Land                 30,697      28,173      27,470      29,885      29,748      27,470      28,013
-----------------------------------------------------------------------------------------------------------  ----------------------
          Home Equity                                20,032      18,964      17,927      16,887      15,050      17,927      13,637
-----------------------------------------------------------------------------------------------------------  ----------------------
     Installment Loans                               20,802      21,725      22,426      22,673      22,557      22,426      22,463
-----------------------------------------------------------------------------------------------------------  ----------------------
Reserve for Loan Losses                               5,878       4,680       4,574       3,931       4,186       4,574       4,198
-----------------------------------------------------------------------------------------------------------  ----------------------
Bank Premises and Equipment                          11,661      11,732      11,793      11,923      11,977      11,793      11,633
-----------------------------------------------------------------------------------------------------------  ----------------------
Federal Home Loan Bank Stock                          2,274       2,124       1,882       1,882       1,882       1,882       1,534
-----------------------------------------------------------------------------------------------------------  ----------------------
Interest Receivable and Other Assets                  8,341       8,680       8,596       8,347       8,507       8,596       9,058
-----------------------------------------------------------------------------------------------------------  ----------------------
           Total Assets                          $  573,926  $  553,420  $  533,317  $  529,005  $  528,444  $  533,317  $  495,553
-----------------------------------------------------------------------------------------------------------  ----------------------

-----------------------------------------------------------------------------------------------------------  ----------------------
Total Deposits                                   $  430,336  $  418,670  $  398,567  $  404,291  $  403,496  $  398,567  $  359,206
-----------------------------------------------------------------------------------------------------------  ----------------------
     Non-Interest Checking                           60,465      62,531      60,476      60,281      59,487      60,476      55,034
-----------------------------------------------------------------------------------------------------------  ----------------------
     Interest Checking & NOW                         96,004      78,883      81,160      76,150      65,530      81,160      65,925
-----------------------------------------------------------------------------------------------------------  ----------------------
     Regular Savings                                 26,830      26,457      22,459      23,153      18,338      22,459      16,840
-----------------------------------------------------------------------------------------------------------  ----------------------
     Money Market Savings                            69,903      66,508      53,865      59,750      69,078      53,865      64,802
-----------------------------------------------------------------------------------------------------------  ----------------------
     CDs Less than $100,000                          98,347     102,196      99,930     107,556     103,687      99,930      87,137
-----------------------------------------------------------------------------------------------------------  ----------------------
     CDs Greater than $100,000                       68,279      71,089      69,910      66,195      77,033      69,910      60,180
-----------------------------------------------------------------------------------------------------------  ----------------------
     Other Time                                      10,508      11,006      10,767      11,206      10,343      10,767       9,288
-----------------------------------------------------------------------------------------------------------  ----------------------
Total Borrowings                                     94,212      83,858      85,240      75,562      76,853      85,240      89,997
-----------------------------------------------------------------------------------------------------------  ----------------------
     Federal Funds Purchased                             --          --      10,050         200          --      10,050      21,900
-----------------------------------------------------------------------------------------------------------  ----------------------
     Securities Sold Under Repurchase Agreements     48,340      40,694      39,158      39,274      39,903      39,158      36,312
-----------------------------------------------------------------------------------------------------------  ----------------------
     FHLB Advances                                   45,207      42,486      34,956      34,999      35,540      34,956      30,658
-----------------------------------------------------------------------------------------------------------  ----------------------
     Loans Sold Under Repurchase Agreement and
-----------------------------------------------------------------------------------------------------------  ----------------------
          Other Notes Payable                           665         678       1,076       1,089       1,410       1,076       1,127
-----------------------------------------------------------------------------------------------------------  ----------------------
Interest Payable and Other Liabilities                4,620       5,908       5,247       5,646       5,639       5,247       5,666
-----------------------------------------------------------------------------------------------------------  ----------------------
          Total Liabilities                         529,168     508,436     489,054     485,499     485,988     489,054     454,869
-----------------------------------------------------------------------------------------------------------  ----------------------
Shareholders Equity                                  44,758      44,984      44,263      43,506      42,456      44,263      40,684
-----------------------------------------------------------------------------------------------------------  ----------------------
          Total Liabilities and Shareholders'
-----------------------------------------------------------------------------------------------------------  ----------------------
               Equity                            $  573,926  $  553,420  $  533,317  $  529,005  $  528,444  $  533,317  $  495,553
-----------------------------------------------------------------------------------------------------------  ----------------------

-----------------------------------------------------------------------------------------------------------  ----------------------
Book Value Per Share                             $     7.33  $     7.37  $     7.25  $     7.13  $     6.96  $     7.25  $     6.67
-----------------------------------------------------------------------------------------------------------  ----------------------
End of Period Shares Outstanding                  6,106,467   6,105,151   6,103,869   6,102,529   6,101,055   6,103,869   6,098,503
-----------------------------------------------------------------------------------------------------------  ----------------------

* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                           Quarters Ending                         Years Ended
                                                        -----------------------------------------------------  -------------------
                INCOME STATEMENT                        June 2003  Mar 2003   Dec 2002   Sept 2002  June 2002  Dec 2002   Dec 2001
-------------------------------------------------------------------------------------------------------------  -------------------
Net Interest Income                                     $  4,759   $  4,720   $  4,748   $  4,716   $  4,647   $ 18,738   $ 16,937
-------------------------------------------------------------------------------------------------------------  -------------------
Loan Loss Provision                                        2,705        405        805        405        276      1,762      1,050
-------------------------------------------------------------------------------------------------------------  -------------------
Total Non-Interest Income                                  2,317      1,684      1,832      1,494      1,329      6,070      4,916
-------------------------------------------------------------------------------------------------------------  -------------------
     Service Charges on Deposit Accounts                     700        634        659        671        662      2,587      2,128
-------------------------------------------------------------------------------------------------------------  -------------------
     Trust Fees                                              230        273        208        254        239        918        839
-------------------------------------------------------------------------------------------------------------  -------------------
     Commission Income                                       277        186        210        196        203        817        770
-------------------------------------------------------------------------------------------------------------  -------------------
     Gain on Sale of Loans                                   462        364        404        239        174      1,036        515
-------------------------------------------------------------------------------------------------------------  -------------------
     Realized Gains (Losses) on Securities                   171         (5)         6        151         46        203         (6)
-------------------------------------------------------------------------------------------------------------  -------------------
     Unrealized Gains (Losses) on Trading Securities
          Associated with Directors' Deferred Comp Plan      217        (25)        83       (239)      (192)      (361)      (224)
-------------------------------------------------------------------------------------------------------------  -------------------
     Other Operating Income                                  260        257        262        222        197        870        894
-------------------------------------------------------------------------------------------------------------  -------------------
Total Non-Interest Expense                                 4,322      3,705      3,727      3,330      3,364     13,931     12,046
-------------------------------------------------------------------------------------------------------------  -------------------
     Salaries & Wages                                      1,528      1,527      1,509      1,520      1,522      5,995      5,319
-------------------------------------------------------------------------------------------------------------  -------------------
     Commissions & Incentive Compensation                    494        350        283        358        293      1,230        886
-------------------------------------------------------------------------------------------------------------  -------------------
     Employee Benefits                                       429        373        369        287        286      1,317      1,158
-------------------------------------------------------------------------------------------------------------  -------------------
     Premises & Equipment                                    567        638        592        595        600      2,382      1,968
-------------------------------------------------------------------------------------------------------------  -------------------
     Advertising                                             162        127        108        127        181        584        552
-------------------------------------------------------------------------------------------------------------  -------------------
     Legal Fees                                              147        101         54         19         33        143        131
-------------------------------------------------------------------------------------------------------------  -------------------
     Appreciation (Depreciation) in Directors'
         Deferred Compensation Plan                          238        (19)       117       (229)      (178)      (290)      (158)
-------------------------------------------------------------------------------------------------------------  -------------------
     Other Operating Expenses                                757        608        695        653        627      2,570      2,190
-------------------------------------------------------------------------------------------------------------  -------------------
Income Before Income Tax                                      49      2,294      2,048      2,475      2,336      9,115      8,757
-------------------------------------------------------------------------------------------------------------  -------------------
Income Tax Expense (Benefit)                                (213)       746        669        818        773      3,017      3,008
-------------------------------------------------------------------------------------------------------------  -------------------
Net Income After Tax & Before Extraordinary Items            262      1,548      1,379      1,657      1,563      6,098      5,749
-------------------------------------------------------------------------------------------------------------  -------------------
Extraordinary Items                                           --         --         --         --         --         --         --
-------------------------------------------------------------------------------------------------------------  -------------------
Net Income                                              $    262   $  1,548   $  1,379   $  1,657   $  1,563   $  6,098   $  5,749
-------------------------------------------------------------------------------------------------------------  -------------------

-------------------------------------------------------------------------------------------------------------  -------------------
Basic Earnings Per Share                                $   0.04   $   0.25   $   0.23   $   0.27   $   0.26   $   1.00   $   0.94
-------------------------------------------------------------------------------------------------------------  -------------------
Diluted Earnings Per Share                                  0.04       0.25       0.23       0.27       0.26       1.00       0.94
-------------------------------------------------------------------------------------------------------------  -------------------

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                  Quarters Ending                                Years Ending
                                           --------------------------------------------------------------   -----------------------
ASSET QUALITY                              June 2003    Mar 2003     Dec 2002     Sept 2002    June 2002    Dec 2002     Dec 2001
---------------------------------------------------------------------------------------------------------   -----------------------
Net Charge-Offs                            $   1,534   $      299    $     162    $     660    $     340    $   1,358    $     724
---------------------------------------------------------------------------------------------------------   -----------------------
OREO Expenses (Gains)                             43           10           21           17           52          101           80
    Total Credit Charges                   $   1,577   $      309    $     183    $     677    $     392    $   1,459    $     759
---------------------------------------------------------------------------------------------------------   -----------------------

---------------------------------------------------------------------------------------------------------   -----------------------

---------------------------------------------------------------------------------------------------------   -----------------------
Non-Performing Loans                       $   7,999   $    8,047    $   4,057    $   2,441    $   2,834    $   4,057    $   1,474
---------------------------------------------------------------------------------------------------------   -----------------------
OREO                                             245          258          110          377          280          110          505
---------------------------------------------------------------------------------------------------------   -----------------------
      Non-Performing Assets                $   8,244        8,305        4,167        2,818        3,114        4,167        1,979
---------------------------------------------------------------------------------------------------------   -----------------------
90 Day Past Due Loans net of NPLs                407        1,889          588          883        1,182          588        1,705
---------------------------------------------------------------------------------------------------------   -----------------------
      Non Performing Assets+ 90PD/Assets   $   8,651   $   10,194    $   4,755    $   3,701    $   4,296    $   4,755    $   3,684
---------------------------------------------------------------------------------------------------------   -----------------------


RATIO ANALYSIS - CREDIT QUALITY*
---------------------------------------------------------------------------------------------------------   -----------------------
NCO/Loans                                       1.48%        0.30%        0.17%        0.68%        0.36%        0.35%        0.19%
---------------------------------------------------------------------------------------------------------   -----------------------
Credit Charges/Loans & OREO                     1.52%        0.31%        0.19%        0.69%        0.41%        0.37%        0.20%
---------------------------------------------------------------------------------------------------------   -----------------------
Non-Performing Loans/Loans                      1.93%        2.00%        1.04%        0.63%        0.74%        1.04%        0.40%
---------------------------------------------------------------------------------------------------------   -----------------------
Non Performing Assets/Loans &OREO               1.99%        2.07%        1.06%        0.72%        0.82%        1.06%        0.53%
---------------------------------------------------------------------------------------------------------   -----------------------
Non-Performing Assets/Assets                    1.44%        1.50%        0.78%        0.53%        0.59%        0.78%        0.40%
---------------------------------------------------------------------------------------------------------   -----------------------
Non Performing Assets+ 90PD/Assets              1.51%        1.84%        0.89%        0.70%        0.81%        0.89%        0.74%
---------------------------------------------------------------------------------------------------------   -----------------------
Reserve/Non Performing Loans                   73.48%       58.16%      112.74%      161.04%      147.71%      112.74%      284.80%
---------------------------------------------------------------------------------------------------------   -----------------------
Reserve/Total Loans                             1.42%        1.16%        1.17%        1.01%        1.10%        1.17%        1.13%
---------------------------------------------------------------------------------------------------------   -----------------------
Equity & Reserves/NPA                         614.22%      598.00%     1171.99%     1683.36%     1497.82%     1171.99%     2267.91%
---------------------------------------------------------------------------------------------------------   -----------------------
OREO/NPA                                        2.97%        3.11%        2.64%       13.38%        8.99%        2.64%       25.52%
---------------------------------------------------------------------------------------------------------   -----------------------


RATIO ANALYSIS - CAPITAL ADEQUACY *
---------------------------------------------------------------------------------------------------------   -----------------------
Equity/Assets                                   7.80%        8.13%        8.30%        8.22%        8.03%        8.30%        8.21%
---------------------------------------------------------------------------------------------------------   -----------------------
Equity/Loans                                   10.81%       11.19%       11.31%       11.14%       11.14%       11.31%       10.94%
---------------------------------------------------------------------------------------------------------   -----------------------


RATIO ANALYSIS - PROFITABILITY
---------------------------------------------------------------------------------------------------------   -----------------------
Return on Average Assets                        0.19%        1.15%        1.03%        1.24%        1.21%        1.17%        1.26%
---------------------------------------------------------------------------------------------------------   -----------------------
Return on Average Equity                        2.34%       14.00%       12.45%       15.25%       14.91%       14.32%       14.52%
---------------------------------------------------------------------------------------------------------   -----------------------
Net Interest Margin (tax-equivalent)            3.76%        3.92%        3.95%        3.94%        4.05%        4.02%        4.17%
---------------------------------------------------------------------------------------------------------   -----------------------

*  Based on period end numbers

        Income Statement With and Without Special $2.3 Million Provision

                                                              Quarter Ending                           Six Months Ending
                                                  ------------------------------ --------  ------------------------------ ----------
                                                             6/30/03              6/30/02             6/30/03              6/30/02
                                                  ------------------------------ --------  ------------------------------ ----------
                                                   Without   Impact      With               Without   Impact      With
                                                   Special     of       Special             Special     of       Special
        INCOME STATEMENT                          Provision Provision  Provision           Provision Provision  Provision
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Net Interest Income                                $ 4,759              $ 4,759   $ 4,647   $ 9,479              $ 9,479   $ 9,274
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Loan Loss Provision                                    405   $ 2,300      2,705       276       810   $ 2,300      3,110       552
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Total Non-Interest Income                            2,317                2,317     1,329     4,001                4,001     2,744
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Service Charges on Deposit Accounts               700                  700       662     1,334                1,334     1,257
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Trust Fees                                        230                  230       239       503                  503       456
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Commission Income                                 277                  277       203       463                  463       411
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Gain on Sale of Loans                             462                  462       174       826                  826       393
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Realized Gains (Losses) on Securities             171                  171        46       166                  166        46
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Unrealized Gains (Losses) on Trading Securities
          Associated with Directors' Deferred Comp
               Plan                                    217                  217      (192)      191                  191      (205)
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Other Operating Income                            260                  260       197       518                  518       386
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Total Non-Interest Expense                           4,322                4,322     3,364     8,027                8,027     6,874
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Salaries & Wages                                1,528                1,528     1,522     3,055                3,055     2,966
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Commissions & Incentive Compensation              494                  494       293       844                  844       589
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Employee Benefits                                 429                  429       286       802                  802       661
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Premises & Equipment                              567                  567       600     1,205                1,205     1,195
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Advertising                                       162                  162       181       289                  289       348
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Legal Fees                                        147                  147        33       248                  248        69
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Appreciation (Depreciation) in Directors'
         Deferred Compensation Plan                    238                  238      (178)      219                  219      (178)
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
     Other Operating Expenses                          757                  757       627     1,365                1,365     1,224
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Income Before Income Tax                             2,349    (2,300)        49     2,336     4,643    (2,300)     2,343     4,592
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Income Tax Expense (Benefit)                           698      (911)      (213)      773     1,444      (911)       533     1,530
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Net Income After Tax & Before Extraordinary Items    1,651                  262     1,563     3,199                1,810     3,062
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Extraordinary Items                                     --                   --        --        --                   --        --
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Net Income                                         $ 1,651   $(1,389)   $   262   $ 1,563   $ 3,199   $(1,389)   $ 1,810   $ 3,062
-------------------------------------------------------------------------------- --------  ------------------------------ ----------

-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Basic Earnings Per Share                           $  0.27   $ (0.23)   $  0.04   $  0.26   $  0.52   $ (0.23)   $  0.30   $  0.50
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Diluted Earnings Per Share                            0.27     (0.23)      0.04      0.26   $  0.52     (0.23)   $  0.30      0.50
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Return on Average Equity                             14.73%   (12.39%)     2.34%    14.91%    14.37%    (6.24%)     8.13%    14.84%
-------------------------------------------------------------------------------- --------  ------------------------------ ----------
Return on Average Assets                              1.18%     (.99%)     0.19%     1.21%     1.17%    (0.51%)     0.66%     1.21%
-------------------------------------------------------------------------------- --------  ------------------------------ ----------